Exhibit 99.29

JOINT FILING AGREEMENT

October 31, 2018

In accordance with Rule 13d-1(k)(1) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree (i) to the joint filing, on behalf of each of them, of a statement on Schedule 13D (including amendments thereto) with respect to Class A ordinary shares, par value HK$1.00 per share of Fang Holdings Limited, a Cayman Islands company; and (ii) that this agreement be included as an exhibit to such joint filing. The undersigned acknowledge that each shall be responsible for the timely filing of any amendments to such joint filing and for the completeness and accuracy of the information concerning him or it contained herein and therein, but shall not be responsible for the completeness and accuracy of the information concerning the others.

[Execution page follows.]

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG ALTERNATIVE GLOBAL LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG MAXIMUM FINANCIAL LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

BLINKMAX LIMITED

By:	/s/ Dongliang Lin
	Name:	Dongliang Lin
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG-ACCEL CHINA CAPITAL L.P.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG-ACCEL CHINA CAPITAL INVESTORS L.P.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG-ACCEL CHINA CAPITAL ASSOCIATES L.P.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG-ACCEL CHINA CAPITAL GP ASSOCIATES LTD.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

CHUANG XI CAPITAL HOLDINGS LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG CHINA CAPITAL FUND III L.P.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG CHINA CAPITAL III INVESTORS L.P.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG CHINA MEDIA FUND II L.P.

By:	/s/ Hugo Shong
	Name:	Hugo Shong
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG CHINA CAPITAL FUND III ASSOCIATES L.P.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG CHINA CAPITAL FUND GP III ASSOCIATES LTD.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG CHINA MEDIA FUND II ASSOCIATES L.P.

By:	/s/ Hugo Shong
	Name:	Hugo Shong
	Title:	Authorized Signatory

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG CHINA MEDIA FUND GP ASSOCIATES LTD.

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

DONGLIANG LIN

By:	/s/ Dongliang Lin
	Name:	Dongliang Lin

IN WITNESS WHEREOF, the undersigned have executed this agreement.

QUAN ZHOU

By:	/s/ Quan Zhou
	Name:	Quan Zhou

IN WITNESS WHEREOF, the undersigned have executed this agreement.

CHI SING HO

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho

IN WITNESS WHEREOF, the undersigned have executed this agreement.

QUARTZ FORTUNE LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

STORMY AUGUST LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

IDG ULTIMATE GLOBAL LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

VELDA POWER LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director

IN WITNESS WHEREOF, the undersigned have executed this agreement.

CLEVER SIGHT LIMITED

By:	/s/ Chi Sing Ho
	Name:	Chi Sing Ho
	Title:	Director